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                                                                   EXHIBIT 10.5

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                              GUARANTY AGREEMENT

                  THIS GUARANTY AGREEMENT (the "Guaranty Agreement" or the "Guaranty"), dated as of August 26, 1996, is made by ROBERT OLIVER and SANDRA OLIVER, jointly and severally (collectively, the "Guarantors") to ARMOR HOLDINGS, INC. (the "Company").


                             W I T N E S S E T H:


                  WHEREAS, DEFENSE TECHNOLOGY CORPORATION OF AMERICA ("DTCOA") desires to sell certain of its assets to the Company pursuant to the Asset Purchase Agreement, dated the date hereof (the "Asset Purchase Agreement"), between DTCOA, the Company and the other parties thereto;

                  WHEREAS, the Company is not willing to enter into the Asset Purchase Agreement without the Guarantors executing and delivering this Guaranty; and

                  WHEREAS, the Guarantors desire that the Company enter into the Asset Purchase Agreement and are willing to execute and deliver this Guaranty in connection therewith.

                  NOW, THEREFORE, in order to induce the Company to enter into the Asset Purchase Agreement, the Guarantors, jointly and severally, agree as follows:

                  1. Guaranty. The Guarantors, jointly and severally, hereby unconditionally, absolutely, continually and irrevocably guarantee to the Company the payment and performance in full of the Guaranteed Obligations (as defined below). For purposes of this Guaranty Agreement, "Guaranteed Obligations" means: the obligation of DTCOA to perform and fulfill its covenants and obligations to the Company, including, but not limited to, any indemnification obligations, pursuant to the Asset Purchase Agreement. The
Guarantors' obligations to the Company under this Guaranty
Agreement are hereinafter collectively referred to as the "Guarantors' Obligations."

                           The Guarantors agree, jointly and severally, that
they are liable for the Guaranteed Obligation to the same extent as if each was the primary obligor thereof.

                  2. Payment. In the event that the DTCOA incurs any liability to the Company pursuant to the Asset Purchase Agreement, then the Guarantors, jointly and severally, upon demand thereof by the Company or its successors or assigns, will, within three (3) business days of such demand, fully pay to the Company an amount equal to such liability.

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                  3. Unconditional Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of the validity, legality or enforceability of the Asset Purchase Agreement, and shall not be affected by any action taken under the Asset Purchase Agreement or any other agreement between the Company and DTCOA or any other person, in the exercise of any right or power therein conferred, or by any failure or omission to enforce any right conferred thereby, or by any waiver of any covenant or condition therein provided, or by any acceleration of the maturity of any of the Guaranteed Obligations, or by the sale, merger, consolidation, dissolution or liquidation of DTCOA or any transfer or disposition of all or substantially all the assets of DTCOA or by any extension or renewal of the Asset Purchase Agreement, in whole or in part, or by any modification, alteration, amendment or addition of or to the Asset Purchase Agreement, or any other agreement between the Company and DTCOA or any other person, or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantors) which may or might in any manner or to any extent vary the risks of the Guarantors, or might otherwise constitute a legal or equitable discharge of a surety or guarantor; it being the purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided, or by express written release by the Company as to any specific claim hereunder, it being understood that any such release shall not constitute a release of the Guarantors of their remaining obligations pursuant to this Guaranty.

                  4. Currency and Funds of Payment. The Guarantors hereby guarantee, jointly and severally, that the Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Obligations, or the rights of the Company with respect thereto as against DTCOA, or cause or permit to be invoked any alteration in the time, amount or manner of payment by DTCOA of any or all of the Guaranteed Obligations.

                  5. Events of Default. In the event that (a) either of the Guarantors shall file a petition to take advantage of any insolvency statute;
(b) either of the Guarantors shall commence or suffer to exist a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or substantially all of its property; (c) either of the Guarantors shall file a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America

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or any state or similar law of any other country; (d) a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of either of the Guarantors or of the whole or substantially all of its properties, or approve a petition filed against either of the Guarantors seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or similar law of any other country, or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Guarantors or of the whole or substantially all of its properties and such order, judgment, decree, approval or assumption remains unstayed or undismissed for a period of thirty (30) days; (e) there is commenced against either of the Guarantors any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which proceeding or petition remains unstayed or undismissed for a period of thirty (30) days; (f) any default shall occur in the payment of amounts due hereunder; or (g) any other default shall occur hereunder which remains uncured or unwaived for a period of ten (10) days (each of the foregoing an "Event of Default" hereunder); then at the Company's election and without notice thereof or demand therefor, so long as such Event of Default shall be continuing, the Guarantors' Obligations shall immediately become due and payable.

                  6. Suits. The Guarantors from time to time shall pay to the Company, jointly and severally, within three (3) business days of demand by the Company therefor, at the Company's address set forth in the Asset Purchase Agreement, the Guarantors' Obligations as they become due on their due date, whether as a result of the passage of time or by acceleration following the occurrence of an event of default by DTCOA under the Asset Purchase Agreement, and in the event such payment is not so made, the Company may proceed to suit against either or both of the Guarantors. At the Company's election, one or more and successive or concurrent suits may be brought hereon by the Company against the Guarantors, or either of them, whether or not suit has been commenced against DTCOA, and whether or not the Company has taken or failed to take any other action to collect all or any portion of the Guaranteed Obligations.

                  7. Set-Off and Waiver. The Guarantors waive any right to assert against the Company as a defense, counterclaim, set-off or cross claim, any defense (legal or equitable) or other claim which such Guarantors may now or at any time hereafter have against DTCOA or the Company, other than any defense then otherwise available to DTCOA pursuant to the Asset Purchase Agreement. If at

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any time hereafter the Company employs counsel for advice or other representation to enforce the Guarantors' Obligations that arise out of an Event of Default, then, in any of the foregoing events, all of the attorneys' fees and disbursements arising from such services and all expenses, costs and charges in any way or respect arising in connection therewith or relating thereto shall be paid by the Guarantors, jointly and severally, to the Company, on demand.

                  8.       Waiver; Subrogation.

                           (a)      The Guarantors hereby waive notice of the
following events or occurrences: (i) the Company's acceptance of this Guaranty Agreement; (ii) the Company or DTCOA heretofore, now or at any time hereafter, obtaining, amending, substituting for, releasing, waiving or modifying the Asset Purchase Agreement; (iii) presentment, demand, notices of default, non-payment, partial payment and protest; (iv) the Company heretofore, now or at any time hereafter granting to DTCOA (or any other party liable to the Company on account of the Guaranteed Obligations) any indulgence or extensions of time of payment of the Guaranteed Obligations; and (v) the Company heretofore, now or at any time hereafter accepting from DTCOA or any other person, any partial payment or payments on account of the Guaranteed Obligations or any collateral securing the payment thereof or the Company settling, subordinating, compromising, discharging or releasing the same. The Guarantors agree that the Company may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as the Company, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Guarantors from the Guarantors' Obligations, and the Guarantors hereby consent to each and all of the foregoing events or occurrences.

                           (b)      Each of the Guarantors hereby agrees that
payment or performance by such Guarantor of the Guarantors' Obligations under this Guaranty Agreement may be enforced by the Company upon demand by the Company to such Guarantor without the Company being required, each Guarantor expressly waiving any right it may have to require the Company, to prosecute collection or seek to enforce or resort to any remedies against DTCOA, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTORS THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE COMPANY, AND THE PROVISIONS HEREOF ENFORCED BY THE COMPANY, EFFECTIVE AS OF THE FIRST DATE ANY OF THE GUARANTEED OBLIGATIONS IS NOT PAID BY DTCOA UNDER THE ASSET PURCHASE AGREEMENT. The Guarantors' Obligations shall in no way be impaired, affected, reduced, or released by reason of the Company's failure or delay to do or take any of the acts, actions or things described in this Guaranty including, without limiting the generality of the
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foregoing, those acts, actions and things described in this
Section 8.

                           (c)      The Guarantors further agree with respect to
this Guaranty that each such Guarantor shall have no right of subrogation, reimbursement or indemnity until such time as all of the Guaranteed Obligations have been fully, finally and indefeasibly paid in full.

                  9. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date hereof, and shall continue in full force and effect until the Guaranteed Obligations have been fully, finally and indefeasibly paid in full or until the Company has furnished Guarantors with a written release of their obligations hereunder, whichever shall first occur. This Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantors and the Company and their respective successors and assigns. Notwithstanding the foregoing, Guarantors may not, without the prior written consent of the Company, assign any rights, powers, duties or obligations hereunder. Any claim or claims that the Company may at any time hereafter have against the Guarantors under this Guaranty Agreement may be asserted by the Company by written notice directed to the Guarantors at the addresses specified herein.

                  10. Representations and Warranties. The Guarantors, jointly and severally, warrant and represent to the Company that they are duly authorized to execute, deliver and perform this Guaranty Agreement; that this Guaranty Agreement is legal, valid, binding and enforceable against each such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that each such Guarantor's execution, delivery and performance of this Guaranty Agreement does not violate or constitute a breach of any agreement to which such Guarantor is a party, or any applicable laws.

                  11. Expenses. Each Guarantor agrees to be liable, jointly and severally, for the payment of all fees and expenses, including attorney's fees and expenses, incurred by the Company in connection with the enforcement of this Guaranty Agreement.

                  12. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by the Company under the Asset Purchase Agreement or this Guaranty Agreement is rescinded or must be restored for any reason.

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                  13.      Counterparts.  This Guaranty Agreement may be
executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute one and the same instrument.

                  14. Reliance. Each Guarantor represents and warrants to the Company that: (a) such Guarantor has adequate means to obtain from DTCOA, on a continuing basis, information concerning DTCOA and DTCOA's financial condition and affairs and has full and complete access to DTCOA's books and records; (b) such Guarantor is not relying on the Company, its agents or other representatives, to provide such information, now or in the future; (c) such Guarantor is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty; (d) such Guarantor has relied solely on such Guarantor's own independent investigation, appraisal and analysis of DTCOA and DTCOA's financial condition and affairs in deciding to provide this Guaranty and is fully aware of the same; and (e) such Guarantor has not depended or relied on the Company, its agents or other representatives, for any information whatsoever concerning DTCOA or DTCOA's financial condition and affairs or other matters material to such Guarantor's decision to provide this Guaranty or for any counselling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that the Company has no duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning DTCOA or DTCOA's financial condition and affairs, and that, if such Guarantor receives any such information from the Company, its agents or other representatives, such Guarantor will independently verify the information and will not rely on the Company, its agents or other representatives, with respect to such information.

                  15. Termination. This Guaranty Agreement and all obligations of the Guarantors hereunder shall terminate without delivery of any instrument or performance of any act by any party on the date when all of the Guaranteed Obligations have been fully, finally and indefeasibly paid in full.

                  16.      Governing Law.

                           (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
                  NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE
                  FULLY PERFORMED, IN SUCH STATE.

                           (b) EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE

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                  TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY
                  STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                           (c) EACH PARTY AGREES THAT SERVICE OF PROCESS MAY BE
                  MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED HEREIN OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                           (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c)
                  HEREOF SHALL PRECLUDE THE COMPANY FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN THE COURTS OF ANY PLACE WHERE THE GUARANTORS OR ANY OF THE GUARANTORS' PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVE, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

                           (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND
                  ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND EACH PARTY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY HAVE THAT EACH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  17. Notices. Any notice hereunder shall be in writing, and shall be delivered by overnight courier service, by facsimile

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with proof of transmission, or by certified mail, postage prepaid, return receipt requested, addressed as follows:

                           If to the Guarantors:

                                    Robert Oliver and Sandra Oliver
                                    8101 S.W. 53rd Avenue
                                    Miami, Florida  33143
                                    FAX:  (305) 665-1384


                                    with a copy to:

                                    Kaufman & Cumberland Co., L.P.A.
                                    1404 East 9th Street
                                    Cleveland, Ohio  44114
                                    FAX:  (216) 694-6890


                           If to the Company:

                                    Armor Holdings, Inc.
                                    191 Nassau Place Road
                                    Yulee, Florida, 32097
                                    FAX:  (904) 261-4408


                                    with a copy to:

                                    Kane Kessler, P.C.
                                    1350 Avenue of the Americas
                                    New York, New York  10019
                                    Attn:  Robert L. Lawrence, Esq.
                                    FAX:  (212) 245-3009



                           Notices sent by overnight courier service shall be
deemed delivered on the next business day, and notices sent by certified mail, postage prepaid, return receipt requested, shall be deemed delivered three business days after the date of mailing thereof.

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                  IN WITNESS WHEREOF, the parties have duly executed this
Agreement on the day and year first written above.

                                            GUARANTORS:

                                            /s/ Robert L. Oliver
                                            Robert Oliver
Sworn to before me this
26th day of August, 1996

/s/ Roxana Lourido
Notary Public

                                            /s/ Sandra Oliver
                                            Sandra Oliver
Sworn to before me this
___ day of __________, 1996

____________________
Notary Public

                                            COMPANY:

                                            ARMOR HOLDINGS, INC.

                                            By: /s/ Jonathan M. Spiller
                                                Jonathan M. Spiller
                                                President and CEO
Sworn to before me this
12th day of September, 1996

/s/ Kathryn Ellen Hazes
Notary Public

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